                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 2002, in the Registration Statement (Form S-1) and related Prospectus of MMI Products, Inc. for the registration of its 11 1/4% Series B Senior Subordinated Notes due 2007.

                                          /s/      Ernst & Young LLP


Houston, Texas
March 21, 2002